UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Universal Electronics Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No Fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held On May 19, 2026 for Universal Electronics Inc. stockholders of record as of March 27, 2026 Annual Meeting of Stockholders To order paper materials for this year’s and future stockholder meetings, use one of Tuesday, May 19, 2026 11:00 AM, Pacific Time the following methods. Corporate Office, 15147 N. Scottsdale Road, Suite H300, Scottsdale, Arizona 85254 Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/UEIC directions to attend the meeting and vote in person go to www.proxydocs.com/UEIC To vote your proxy while visiting this website, you will need the 12 Call: digit control number in the box below. 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have * If requesting material by e-mail, please send a blank e-mail with the to be delivered in paper. Proxy materials can be distributed by making them available on the 12 digit control number (located below) in the subject line. No other internet. requests, instructions OR other inquiries should be included with your e-mail requesting material. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 8, 2026. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Universal Electronics Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE LISTED NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 & 5 PROPOSAL 1. To elect each of the following Class II directors to serve on the Company’s Board of Directors until the annual meeting of stockholders to be held in 2028 or until their respective successors are elected and qualified. 1.01 Michael D. Burger 1.02 Satjiv S. Chahil 1.03 Sue Ann R. Hamilton 1.04 John Mutch 1.05 Eric B. Singer 2. To adopt and approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to declassify the Company’s Board of Directors. 3. To adopt and approve the amendment and restatement of the Amended and Restated 2018 Equity and Incentive Compensation Plan (a) to increase the number of shares of common stock available for issuance thereunder by 375,000 shares, (b) to extend the term thereof, and (c) to incorporate other amendments thereto consistent with current compensation and governance best practices. 4. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. 5. To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the Company’s auditors for the year ending December 31, 2026. NOTE: Such other matters that may properly come before the meeting or any adjournment or postponement thereof.